Developing Solutions for Dialysis Prevention September 2024 Corporate Presentation Exhibit 99.1

This presentation includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. ProKidney’s actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company’s expectations with respect to financial results, future performance, development and commercialization of products, if approved, the potential benefits and impact of the Company’s products, if approved, potential regulatory approvals, and the size and potential growth of current or future markets for the Company’s products, if approved. Most of these factors are outside of the Company’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: the inability to maintain the listing of the Company’s Class A ordinary shares on the Nasdaq; the inability to implement business plans, forecasts, and other expectations or identify and realize additional opportunities, which may be affected by, among other things, competition and the ability of the Company to grow and manage growth profitably and retain its key employees; the risk of downturns and a changing regulatory landscape in the highly competitive biotechnology industry; the inability of the Company to raise financing in the future; the inability of the Company to obtain and maintain regulatory clearance or approval for its products, and any related restrictions and limitations of any cleared or approved product; the inability of the Company to identify, in-license or acquire additional technology; the inability of Company to compete with other companies currently marketing or engaged in the biologics market and in the area of treatment of kidney diseases; the size and growth potential of the markets for the Company’s products, if approved, and its ability to serve those markets, either alone or in partnership with others; the Company’s estimates regarding expenses, future revenue, capital requirements and needs for additional financing; the Company’s financial performance; the Company’s intellectual property rights; uncertainties inherent in cell therapy research and development, including the actual time it takes to initiate and complete clinical studies and the timing and content of decisions made by regulatory authorities; the impact of COVID-19 or geo-political conflict such as the war in Ukraine on the Company’s business; and other risks and uncertainties indicated from time to time in the Company’s filings with the Securities and Exchange Commission. The Company cautions readers that the foregoing list of factors is not exclusive and cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. Forward-looking Statements

Renal Autologous Cell Therapy:  Rilparencel (REACT®) proprietary autologous cellular therapy being evaluated to preserve kidney function in patients with diabetes and advanced chronic kidney disease Disrupting the CKD Treatment Landscape

An Introduction to ProKidney

Goal	**Preserve kidney function in advanced CKD patients** Preserve kidney function in patients with type 2 diabetes and advanced chronic kidney disease who are faced with limited options for care beyond transplantation or dialysis
Rilparencel	**A proprietary autologous cellular therapy with RMAT designation** Currently in pivotal Phase 3 clinical development with REGEN-006 (PROACT 1) Supported by three Phase 2 clinical trials in advanced CKD patient populations
Leadership	**Leadership Team with Clinical Development & Regulatory Experience** Together the team brings over 150 years cumulative experience in the discovery, development, manufacturing and commercialization of biotechnology, pharmaceutical, and device products
Recent Developments	**Meaningful Recent Developments** Refined the focus of the Phase 3 program in Sep 2024 to accelerate PROACT 1 and path to potential U.S. approval Completed an upsized common stock offering of $140 million in June 2024 extending cash runway into Q1 2027 Phase 2 REGEN-007 interim results published in June 2024

CKD = chronic kidney disease RMAT = regenerative medicine advanced therapy

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PROKIDNEY

Preserve kidney function Reduce or potentially eliminate time spent on dialysis Return autonomy to patients and their families Over 35 million U.S. adults have chronic kidney disease (CKD)1 More than 135,000 of these CKD patients progress to dialysis every year1 Total annual costs to Medicare for patients with CKD (including ESRD) exceed $138B2 What is Rilparencel and Why is it Relevant? CDC Fact Sheet. https://www.cdc.gov/kidneydisease/publications-resources/ckd-national-facts.html USRDS 2023 Annual Report Rilparencel is a proprietary cell therapy using the patient’s own kidney cells Early clinical data demonstrate a potential to preserve kidney function May provide greater benefit to higher-risk CKD patients The Phase 3 PROACT 1 clinical study is focused on patients with type 2 diabetes and late Stage 3b/4 CKD Potential label expansion to re-dose rilparencel for long-term dialysis prevention Unmet Needs Our Goals Our Product Our Plan

Rilparencel Goal: Preservation of Kidney Function ProKidney’s Autologous Cell Therapy  1 Renal cortex cells are harvested using a routine kidney biopsy 2 Cells are expanded and then subject to a selection process 3 The selected cells are frozen for storage and thawed just before injection

Overview of the Rilparencel Clinical Program

	PRECLINICAL	IND	PHASE 1	PHASE 2	PHASE 3	STATUS
Pivotal Trial Program						
Diabetes Type II – Prevent/Delay ESRD in Stage 3b/4 CKD (20-35 ml/min/1.73m^2, n=685)	006/PROACT 1					Ongoing
Long term follow-up study for patients previously treated with rilparencel	008					Ongoing
Supportive Trials						
Diabetes Type II – Prevent/Delay ESRD in Stage 3/4 CKD (20-50 ml/min/1.73m^2, n=83)	002					Final Data Presented
Diabetes Type I & II – Prevent/Delay ESRD in Stage 3/4 CKD (20-50 ml/min/1.73m^2, n=53)	007					Fully Enrolled
Completed Trials						
Diabetes Type II – Delay ESRD in Stage 4/5 CKD (14-20 ml/min/1.73m^2, n=10)	003					Trial Completed
Congenital Anomalies – Prevent/Delay ESRD (14-50 ml/min/1.73m^2, n=5)	004					Trial Completed

Frozen product Unilateral injections Bilateral injections ESRD = End-Stage Renal Disease

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As of August 2024

ProKidney

Advancing a Comprehensive Clinical Plan RMCL-002 Phase 2 Trial; Results published Q2 2024 Open-label safety & efficacy of rilparencel in patients with type 2 diabetes and Stage 3/4 CKD (eGFR 20-50) Potential to preserve kidney function for up to 30 months in several patient groups REGEN-007 Phase 2 Trial; Enrollment complete; Interim results published Q2 2024 Open-label safety & efficacy of rilparencel in patients with diabetes and Stage 3/4 CKD (eGFR 20-50) Bilateral kidney injections & cryopreserved commercial formulation Phase 3 Randomized Controlled Clinical Trial – type 2 diabetes and Stage 3b/4 CKD PROACT 1 is enrolling patients 2024 REGEN-007 Phase 2 Trial; Full 12 month data from Group 1 expected in 1H 2025 Update on rilparencel Mechanism of Action in 2H 2025 Phase 3 Randomized Controlled Clinical Trial – type 2 diabetes and Stage 3b/4 CKD Topline results for the PROACT 1 study anticipated in Q3 2027 2025 and beyond

Day - 60 to Day 0 Screening Visit SHAM Cohort Sham 1st Rilparencel Injection Sham 2nd Rilparencel Injection Sham Biopsy End of Study (EOS) Rilparencel Cohort 1st Rilparencel Injection 2nd Rilparencel Injection Biopsy End of Study (EOS) PROACT 1 eGFR enrollment criteria range of ≥20 to ≤35 ml/min/1.73m2 aligns with Phase 2 study results and payer / clinical feedback Rilparencel Registrational Program:  1 (REGEN-006) Key Entry Criteria Time-to-Event Primary Composite Endpoint At least 40% reduction in eGFR; eGFR <15mL/min/1.73m² sustained for 30 days and/or chronic dialysis, and/or renal transplant; or Death from renal or cardiovascular causes Type 2 diabetes and CKD Male or Female 30-80 years of age eGFR ≥20 and ≤35 mL/min/1.73m2 UACR 300-5,000 mg/g for eGFR 30-35 Not on renal dialysis, HbA1c <10% 3 months 3 months 3 months 3 months 6 months 6 months 6 months 6 months 6 months 6 months 6 months 6 months 6 months 6 months R 1:1 n = ~685

Unmet Clinical and Payer Need in High-Risk CKD Patients Kidney Disease: Improving Global Outcomes (KDIGO) Diabetes Work Group. KDIGO 2020 clinical practice guideline for diabetes management in chronic kidney disease. Kidney Int 2020;98:S1–115. Moderately Increased High Very High Rilparencel’s Target Population Risk for ESRD Low Moderately Increased High Very High CKD is defined as abnormalities of kidney structure or function, present for > 3 months CKD is classified based on Cause, GFR category (G1-G5), and Albuminuria (A1-A3), abbreviated as CGA Standard of Care Antihypertensives ACEi ARB Glucose & Inflammation Reduction SGLT2i DPP-4 GLP-1 Today, clinical priorities for patients with Stage 4 CKD (G4) are largely focused on treating co-morbidities and preparing patients for transplantation or dialysis  Persistent albuminuria categories description and range A1 A2 A3 Normal to mildly increased Moderately increased Severely increased <30 mg/g <3 mg/mmol 30-300 mg/g 3-30mg/mmol >30 mg/g 30mg/mmol G G2 G3a G3b G4 G5 Normal or High Mildly decreased Mildly to moderately decreased moderately to several decreased severely decreased kidney failure >=90 60-89 45-59 30-44 15-29 <15 GFR categories (mL/min/1.73m2)

Therapeutic Options that Delay the Need for Dialysis in Patients with Stage 4 Chronic Kidney Disease are Limited

Study	Active Product	Subjects with Stage 4 CKD
Canagliflozin and Renal Outcomes in Type 2 Diabetes and Nephropathy[1]	Canagliflozin (SGLT2 inhibitor)	0%
Dapagliflozin in Patients with CKD[2]	Dapagliflozin (SGLT2 inhibitor)	14%
Empagliflozin in Patients with CKD[3]	Empagliflozin (SGLT2 inhibitor)	34%
Effect of Finerenone on Cardiovascular and Kidney Outcomes in Patients with Type 2 Diabetes and CKD[4]	Finerenone (Selective MRA)	7%
Effects of Semaglutide on Chronic Kidney Disease in Patients with Type 2 Diabetes[5]	Semaglutide (GLP-1RA)	11%

All recent landmark clinical trials in CKD primarily focus on Stage 2 and 3 CKD

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1. Perkovic V et al. N Eng J Med 2019
2. Heerspink H et al. N Engl J Med 2020
3. Herrington et al. N Engl J Med 2023
4. Agarwal. R et al. Eur Heart J. 2022; Sarafidis. P et al. Clin J Am Soc Nephrol 2023
5. Perkovic V et al. N Engl J Medicine 2024

ProKidney

While New Therapies Are a Step Forward, Patients Still Lose Kidney Function and Experience Clinically Significant Events

SGLT2 inhibitors Do Not Prevent Progression of Advanced CKD

Patients continue to lose kidney function on SGLT2 inhibitors and progress to Stage 4/5 CKD

Approx. Change in eGFR (ml/min/1.73m²)	Dapagliflozin	Placebo
Month 12	-4.5	-4
Month 18	-5.5	-6
Month 24	-6.5	-7.5



Change in Estimated GFR (ml/min/1.73m²)
Placebo
Dapagliflozin
0 −1 −2 −3 −4 −5 −6 −7 −8 −9 −10 −11 −12 −13 −14 −15
0 2 4 8 12 16 20 24 28
DAPA: -2.86 ml/min/1.73m² per year versus
SoC: -3.79 ml/min/1.73m² per year

While dapagliflozin demonstrated <1.0 ml/min/yr difference in eGFR, it was able to achieve a reduction in clinically important events

Standard of Care has Limitations

Current standard of care[1] does not prevent events in ~50-75% of people with diabetic kidney disease[2]



Hazard ratio, 0.61 (95% CI, 0.51–0.72)
P<0.001
Cumulative Incidence (%) of 50% decrease in eGFR, kidney failure and death
Placebo
Dapagliflozin
0 4 8 12 16 20 24
0 4 8 12 16 20 24 28

Dapagliflozin: 19 patients required treatment to prevent one primary outcome event

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1. Standard of care includes ACE inhibitors, angiotensin receptor blockers and SGLT2 inhibitors
2. Heerspink HJL et al. N Eng J Med 2020

ProKidney

REGEN-007 Interim Analysis Data as of May 7, 2024

Key Entry Criteria Type 1 or type 2 diabetes and CKD Subjects 30-80 years of age eGFR ≥20 and ≤50 mL/min/1.73m2 UACR 30-5000 mg/g HbA1c <10% Day –60 to Day 30 Screening Visit and Biopsy REGEN-007 Trial Design u = Follow-up Visit After Last Injection = 3 Months Group 2 Re-Dosing Trigger Sustained 30-Day: Decline in eGFR of ≥20% from baseline, and/or Increase of ≥30% and ≥30 mg/g in UACR from baseline 2nd Rilparencel Injection Assess 2nd Injection Trigger (Months 3-15) Group 2 (Exploratory Dosing Regimen) n = 25 R 1:1 1st & 2nd Rilparencel Injections EOS Month 18 Following 2nd Injection Group 1 (Ph3 Dosing Regimen) n = 25 EOS Month 18 Following 1st Injection 1st Rilparencel Injection u u u u u u u u u u u u u u u u u u EOS Month 18 Following 2nd Injection eGFR = estimated glomerular filtration rate; UACR = urine albumin-to-creatinine ratio (a measure of albuminuria) Group 1 Dosing Regimen and Use of Cryopreserved Product Mirrors Phase 3 Program

REGEN-007 Interim Analysis Objectives and Endpoints in Group 1 Objectives Endpoints In subjects with at least 12 months follow-up after 2 injections, assess the safety and efficacy of cryopreserved rilparencel delivered into the biopsied and non-biopsied contralateral kidney using a percutaneous approach Procedural and investigational product-related adverse events Change in kidney function as measured by eGFR

Current Enrollment Status & Completion Expectations 53 Subjects were Randomized in REGEN-007 with 27 Subjects Randomized to Group 1 (1 Subject Withdrew Consent Pre-Biopsy) 26 Subjects in Group 1 Of the 26 Subjects who were Biopsied, 24 Subjects Received at-least 1 Injection (2 Subjects’ Biopsies had Insufficient Cells for Injection) 24 Subjects Of the 24 Subjects, 1 Subject had a Contra-indication (Bleeding Risk) for a 2nd Injection & 1 Subject Died before 12 Months Follow-up 22 Subjects Expected to Receive 2 Injections with 12 Months Follow-up As of May 7, 2024: 13 Subjects Have Received 2 Injections with a Minimum of 12 Months Follow-up post 2nd Injection

SUBJECTS WITH MINIMUM 12 MONTHS FOLLOW-UP AFTER 2ND INJECTION (n=13) Age, years (mean +/- SD) 62.8 +/- 8.2 Female : Male, % 54% : 46% Hispanic or Latino, % 0% Race, %      Black or African American 0%      White 100%      Other 0% Blood pressure, mm HG 135 / 72 eGFR, ml/min/1.73m2  (mean +/- SD) 29.7 +/- 9.5 UACR mg/g (median, min max) 239 (4, 2392) HbA1c, % (mean +/- SD) 7.3% +/- 1.6 ACE/ARB Use, % 69% SGLT2 Use, % 31% GLP-1 Use, % 46% Baseline Characteristics in Group 1 Subjects with a Minimum of 12 Months Follow-up after Two Rilparencel Injections HbA1c = hemoglobin A1c; SGLT2 = sodium glucose cotransporter 2 protein inhibitor; ACE = angiotensin converting enzyme; ARB = angiotensin II receptor blockers

Externally Developed Control Arm to Contextualize REGEN-007 Interim Data Objective Methods Explore how 18 month change in kidney function in subjects enrolled in REGEN-007 might compare against matched contemporaneous controls In partnership with Dr. Navdeep Tangri (University of Manitoba), 13 subjects from REGEN-007 were matched 10:1 with diabetic subjects from recent CKD clinical trials Matching was independently performed based upon 2-year risk of kidney failure using Klinrisk1 software and comparable usage of SGLT2 inhibitors https://www.klinrisk.com/

Klinrisk Founding Team



Navdeep Tangri

- ◊ Co-Founder and CEO
- ◊ Founder and Scientific Director, Chronic Disease Innovation Centre
- ◊ Professor of Medicine, University of Manitoba

Roche · pD · TRICIDA · University of Manitoba · Chronic Disease Innovation Centre

- Global leader in risk prediction who developed the most widely used algorithms in nephrology worldwide
- Published more than 380 manuscripts
- Risk equations have been integrated in electronic health records (Epic), laboratory information systems, and national & international clinical practice guidelines
- Strong track record of leading international clinical trials, developing trial endpoints with FDA and participating FDA discussions on drug approval and labeling
- Relationships with large pharmaceutical companies – considered a key opinion leader internationally in the CKD space



J.D. McCullough

- ◊ Chief Operating Officer
- ◊ Health tech executive specializing in regulated AI commercialization

Digital Diagnostics · AscendMed · Roche · MCRA · Lumanity

- First autonomous AI FDA clearance and SaMD reimbursement including CMS coverage at Digital Diagnostics
- Closed seven figure deals with health systems, payors, labs, and biopharma companies
- Led FDA strategy and engagement for 10+ SaMD products, including Breakthrough, PMA, De Novo, and 510(k)
- Licensed over 50M patient records globally to drive AI & drug development
- Strategic advisor to Top 20 Biopharma, regulatory & reimbursement firms, and venture-backed startups
- Previous Commercial & Product Executive positions at Aegis Ventures, Arcturis Data, Digital Diagnostics

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ProKidney

Matched Controls Showed a Continuous Decline in Kidney Function over 18 Months -1.2 -2.2 -4.0 -6.2 Klinrisk Matched Subjects (n=125) Average Change in eGFR from Baseline at 18 Months -6.2 ml/min/1.73m2 (95% CI -7.8, -4.6)

1.7 1.0 -0.5 -2.7* 0.9 -1.3 N= 13 12 13 13 13 13 12 29.8 30.7 29.2 27.0* 30.6 28.8 Kidney Function Stabilizes for 18 Months After 1st Injection Average Change from Baseline with 18 Months Follow-up Post 1st Injection -1.3 ml/min/1.73m2 (95% CI -5.1, 2.5) Interim analysis; Data points are mean +/- SEM ; Data as of May 7, 2024 Average Change from Baseline eGFR (ml/min/1.73m2) Months 1st Inj 2nd Inj 2nd Inj + 3m 2nd Inj + 6m 2nd Inj + 9m 2nd Inj + 12m 2nd Inj + 15m Average eGFR (ml/min/1.73m2) Average eGFR in Group 1 was 29.7 at Baseline vs 28.8 at 18 Months Post 1st Injection [absolute difference -0.9 ml/min/1.73m2 at 18-months] Months 29.7 Group 1 Subjects (n=13) with Minimum 12 Months Follow-up Data Post 2nd Injection 1st Inj 2nd Inj 2nd Inj + 3m 2nd Inj + 6m 2nd Inj + 9m 2nd Inj + 12m 2nd Inj + 15m N= 13 12 13 13 13 13 12 *eGFR highly influenced by 1 patient that recovered on measurements at month 15 and month 18

ADVERSE EVENT BIOPSY # of SAEs (n=51) RILPARENCEL INJECTION # of SAEs (n=49) Hematoma 2 1 Thrombosis 1 0 Hematuria 1 0 Hydronephrosis 1 0 Death 0 0 Acute Kidney Injury 2 0 No Rilparencel-related Serious Adverse Events have been Observed Data as of May 7, 2024

Key Findings REGEN-007 Interim Analysis Summary In Group 1 participants who had at least 12 months follow up after a second rilparencel injection, kidney function was preserved for 18 months Bilateral dosing of cryopreserved product showed safety profile consistent with prior studies and comparable to kidney biopsy Next Steps We look forward to providing full results for REGEN-007 in 1H 2025 We are focused on enrolling patients in our registrational Phase 3 PROACT 1 study and expect topline results in Q3 2027

*As of Aug 9, 2024 **Cash, cash equivalents and marketable securities as of June 30, 2024 Covering Research Analysts Jason Gerberry Bank of America Global Research Justin Zelin BTIG Yigal Nochomovitz Citigroup Inc. Jonathan Miller Evercore ISI Judah Frommer Morgan Stanley Eliana Merle UBS Kelly Shi Jefferies NASDAQ: PROK 289,675,217 shares outstanding* $432M Cash** on hand expected to fund operations into Q1 2027 Headquarters: Boston, MA Winston-Salem, NC Financial Highlights